UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2016

REGENERX BIOPHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-15070 (Commission File Number)	52-1253406 (IRS Employer Identification No.)

15245 Shady Grove Road, Suite 470, Rockville, MD (Address of Principal Executive Offices)	20850 (Zip Code)

Registrant’s telephone number, including area code: (301) 208-9191

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 27, 2016, RegeneRx Biopharmaceuticals, Inc., a Delaware corporation (the “Company”), entered into a securities purchase agreement (the “Purchase Agreement”) and a registration rights agreement (the “Registration Rights Agreement”) with Sabby Healthcare Master Fund, Ltd., and Sabby Volatility Warrant Master Fund, Ltd. (collectively, “Sabby”).

Private Placement Pursuant to the Purchase Agreement

Pursuant to the terms of the Purchase Agreement, the Company sold an aggregate of 5,147,059 shares of its common stock (the “Shares”) to Sabby at a price of $0.34 per share, for gross proceeds of $1,750,000 before offering expenses (the “Private Placement”). As part of the Private Placement, the Company also issued to Sabby, for no additional consideration, warrants to purchase 5,147,059 shares of common stock (the “Warrant Shares”) at an exercise price of $0.51 per share (the “Sabby Warrants”).

The Purchase Agreement contains customary representations, warranties and covenants by each of the Company and Sabby. In addition, the Purchase Agreement provides that Sabby has a right, subject to certain exceptions described in the agreement, to participate in future issuances of equity and debt securities by the Company for a period of 12 months following the effective date (the “Effective Date”) of the Registration Statement (defined below under “—Registration Rights Agreement”). In addition, the Purchase Agreement provides price protection such that if during such 12-month period the Company issues shares for less than the per-share price paid under the Purchase Agreement the Company will issue additional shares to Sabby such that the total number of shares issued under the Purchase Agreement is equal to the amount determined by dividing the aggregate purchase price paid by Sabby under the Purchase Agreement by such lesser per-share sale price. Further, subject to certain exceptions described in the Purchase Agreement, during the 5-month period following the Effective Date, the Company may not issue or propose to issue any equity securities, subject to certain exceptions.

The Sabby Warrants are exercisable until the later of five and one half years from their grant date or five years after the Effective Date (as described below under “-Registration Rights Agreement”). The exercise price and number of shares issuable upon exercise of the Sabby Warrants are subject to adjustment for stock splits, combinations, recapitalization events and certain dilutive issuances (as described below). The Sabby Warrants are required to be exercised for cash, provided that if during the term of the Sabby Warrants there is not an effective registration statement under the Securities Act covering the resale of the shares issuable upon exercise of the Sabby Warrants, then the Sabby Warrants may be exercised on a cashless (net exercise) basis. The exercise price under the Sabby Warrants is subject to a “full-ratchet” anti-dilution provision, such that in the event the Company makes an issuance of common stock (subject to customary exceptions) at a price per share less than the applicable exercise price of the Sabby Warrants, the exercise price will be reduced to the price per share applicable to such new issuance.

The purchase and sale of the Shares and the Sabby Warrants was completed on June 29, 2016. In connection with the closing of the Private Placement, the Company paid a placement agent fee of 8% of the gross proceeds of the Private Placement to Maxim Partners, LLC (“Maxim”). The Company also issued Maxim a warrant to purchase 257,353 shares of common stock on substantially the same terms of the Sabby Warrants (the “Maxim Warrant”), provided that the term of the Maxim Warrant is five years from the date of issuance and the exercise price is $0.374 per share.

The foregoing description of the terms and conditions of the Purchase Agreement, the Sabby Warrants, and the Maxim Warrant do not purport to be complete and are qualified in their entirety by the full text of such documents, which are attached hereto as Exhibit 10.1, Exhibit 4.1, and Exhibit 4.2, respectively, and incorporated herein by reference.

Registration Rights Agreement

On June 27, 2016, the Company and Sabby also entered into the Registration Rights Agreement, pursuant to which the Company has agreed to file with the Securities and Exchange Commission (“SEC”) a registration statement related to the transaction covering the shares purchased under the Purchase Agreement and the Warrant Shares (collectively, the “Registration Shares”). The Maxim Warrant also provides that the shares issuable upon conversion of the Maxim Warrant will be registered pursuant to the terms of the Registration Rights Agreement.

Pursuant to the terms of the Registration Rights Agreement, the Company is obligated to file a registration statement (the “Registration Statement”) with respect to the Registration Shares within 30 days of the date of the Registration Rights Agreement and cause such registration statement to be declared effective within 60 days of the date of the Registration Rights Agreement or 90 if the Registration Statement is subject to a full review by the SEC.

The foregoing description of the terms and conditions of the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by the full text of such documents, which are attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 is hereby incorporated herein by reference. Each of the Sabby entities and Maxim is an “accredited investor,” as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). The Company has issued the Shares and will issue the shares issuable upon exercise of the Sabby Warrants and the Maxim Warrant, in each case in reliance upon the exemption from registration contained in Section 4(2) and Rule 506 under the Securities Act. The securities sold may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 8.01 Other Events.

On June 27, 2016, the Company issued a press release announcing its entry into the Purchase Agreement. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Form of Warrant issued to Sabby

4.2	Warrant issued to Maxim

10.1	Securities Purchase Agreement, dated as of June 27, 2016, by and between the Company and Sabby

10.2	Registration Agreement, dated as of June 27, 2016, by and between the Company and Sabby

99.1	Press Release dated June 27, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENERX BIOPHARMACEUTICALS, INC.

Date: July 1, 2016	By:	/s/ J.J. Finkelstein
		Name:	J.J. Finkelstein
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of Warrant issued to Sabby

4.2	Warrant issued to Maxim

10.1	Securities Purchase Agreement, dated as of June 27, 2016, by and between the Company and Sabby

10.2	Registration Agreement, dated as of June 27, 2016, by and between the Company and Sabby

99.1	Press Release dated June 27, 2016